UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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The Advisors' Inner Circle Fund III
(Name of Registrant as Specified In Charter)

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THE ADVISORS' INNER CIRCLE FUND III

One Freedom Valley Drive

Oaks, Pennsylvania 19456

FS Multi-Strategy Alternatives Fund

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF INFORMATION STATEMENT

The Information Statement is available at

https://fsinvestments.com/investments/all-investments/fsmsx/

October 9, 2024

As a shareholder of the FS Multi-Strategy Alternatives Fund (the "Fund"), a series of The Advisors' Inner Circle Fund III (the "Trust"), you are receiving this notice regarding the internet availability of an information statement (the "Information Statement") relating to the hiring of Magnetar Asset Management LLC ("Magnetar") as a sub-adviser to the Fund. This notice presents only an overview of the more complete Information Statement. We encourage you to review all of the important information contained in the Information Statement. The Information Statement is for informational purposes only and, as a shareholder of the Fund, you need not take any action.

Summary of Information Statement

As discussed in greater detail in the Information Statement, at a meeting held on June 18, 2024, the Board of Trustees of the Trust (the "Board") approved an investment sub-advisory agreement between FS Fund Advisor, LLC (the "Adviser"), the investment adviser to the Fund, and Magnetar, pursuant to which Magnetar serves as an underlying manager to the Fund. The appointment of Magnetar became effective on July 9, 2024.

Pursuant to the terms of an exemptive order issued by the U.S. Securities and Exchange Commission, the Adviser may enter into and materially amend sub-advisory agreements with sub-advisers that are not affiliates of the Trust, the Fund or the Adviser with the approval of the Board, but without obtaining shareholder approval. A condition of this order requires the Fund to furnish shareholders with information about new sub-advisers and their sub-advisory agreements. Accordingly, the purpose of the Information Statement is to furnish shareholders with detailed information about Magnetar and the new sub-advisory agreement.

You may print and view the full Information Statement on the internet at https://fsinvestments.com/investments/all-investments/fsmsx/. The Information Statement will be available on the website until at least January 7, 2025. To view and print the Information Statement, click on the link of the Information Statement in order to open the document. A paper or email copy of the Information Statement is available, free of charge, by contacting the Fund by telephone at 877-9-CHIRON (877-924-4766) or by mail at: FS Funds, P.O. Box 219484, Kansas City, MO 64121-9009 (Express Mail Address: FS Funds, c/o SS&C Global Investor & Distribution Solutions, Inc, 430 West 7th Street, Kansas City, MO 64105). The Fund's most recent annual and semi-annual reports are available upon request, without charge, by contacting your financial intermediary, writing to FS Funds, P.O. Box 219484, Kansas City, MO 64121-9009 or calling 877-9-CHIRON (877-924-4766).

October 9, 2024

Dear FS Multi-Strategy Alternatives Fund Investor:

As you know, we continually monitor and manage the sub-advisers of the FS Multi-Strategy Alternatives Fund (the "Fund"). A dedicated team of investment professionals evaluates the sub-advisers' performance, portfolios, organizational structure, team composition, investment process and adherence to investment guidelines on an ongoing basis to ensure that the Fund's sub-advisers maintain an overall investment approach that meets our risk and return objectives.

We typically allocate the assets of the Fund among a number of (i) asset managers (each, an "Underlying Manager" and together, the "Underlying Managers") that directly manage a portion of Fund assets in alternative investment strategies, and (ii) alternative beta providers that offer the Fund exposure to the "beta" portion — or market-related portion — of the returns of particular investment strategies. The Underlying Managers are sub-advisers to the Fund. FS Fund Advisor, LLC (the "Adviser"), with the assistance of the Fund's primary sub-adviser, Wilshire Advisors LLC ("Wilshire" and together with the Underlying Managers, the "Sub-Advisers"), determines the allocation of the Fund's assets.

Consistent with this rigorous approach, the Board of Trustees of The Advisors' Inner Circle Fund III (the "Trust") approved the appointment of Magnetar Asset Management LLC ("Magnetar") to serve as an Underlying Manager to the Fund, effective on July 9, 2024. The Board made this decision, based upon the Adviser's and Wilshire's recommendations, for portfolio construction-related reasons.

Please take a moment to read the enclosed Information Statement that describes the changes discussed above. We believe that these changes are in the best interests of the Fund and its shareholders and assure you that we will continue to closely monitor the Sub-Advisers managing the Fund. If you have any questions about your investment in the Fund, please contact your financial advisor or call 877-9-CHIRON (877-924-4766).

Best regards,

/s/ Michael C. Forman
Michael C. Forman
Chief Executive Officer FS Fund Advisor, LLC

201 Rouse Boulevard	Philadelphia, PA 19112	1-877-628-8575	www.fsinvestments.com

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THE ADVISORS' INNER CIRCLE FUND III

One Freedom Valley Drive

Oaks, Pennsylvania 19456

FS Multi-Strategy Alternatives Fund

INFORMATION STATEMENT

October 9, 2024

This information statement (the "Information Statement") is being made available to the shareholders of the FS Multi-Strategy Alternatives Fund (the "Fund"), a series of The Advisors' Inner Circle Fund III (the "Trust"). This Information Statement relates to the approval by the Board of Trustees of the Trust (the "Board" or the "Trustees") of an investment sub-advisory agreement between FS Fund Advisor, LLC (the "Adviser"), the investment adviser to the Fund, and Magnetar Asset Management LLC ("Magnetar"), pursuant to which Magnetar serves as an investment sub-adviser to the Fund (the "New Sub-Advisory Agreement").

Pursuant to the terms of an exemptive order issued by the U.S. Securities and Exchange Commission (the "SEC"), the Adviser may enter into and materially amend sub-advisory agreements with sub-advisers that are not affiliates of the Trust, the Fund or the Adviser with the approval of the Board, but without obtaining shareholder approval. A condition of the order requires the Fund to furnish shareholders with information about Magnetar and the New Sub-Advisory Agreement.

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

INTRODUCTION

Pursuant to the terms of an exemptive order issued by the SEC on February 20, 2018 (the "Exemptive Order"), the Adviser employs a so-called "manager of managers" arrangement in managing the Fund. Section 15(a) of the Investment Company Act of 1940, as amended (the "1940 Act"), generally requires that a fund's shareholders approve all agreements pursuant to which persons serve as investment adviser or sub-adviser to the fund. The Exemptive Order exempts the Fund from the shareholder voting requirements of Section 15(a) of the 1940 Act and allows the Adviser, subject to Board approval and certain other conditions, to enter into and materially amend sub-advisory agreements with sub-advisers that are not affiliates of the Trust, the Fund or the Adviser on behalf of the Fund without a shareholder vote.

As described in more detail below, at its regular meeting held on June 18, 2024 (the "Meeting"), the Board approved the appointment of Magnetar as an investment sub-adviser to the Fund and the New Sub-Advisory Agreement. The appointment of Magnetar became effective on July 9, 2024.

Magnetar pursues a systematic convertible arbitrage strategy and seeks to buy "long" a convertible security and sell "short" a portion of the underlying stock into which the convertible security may be converted in anticipation of profiting from a relative mispricing among them. Magnetar identifies arbitrage opportunities by evaluating the size of the convertible issue, liquidity in the underlying stock, the sensitivity of the convertible security's price to changes in the price of the underlying stock, and the cost of borrowing shares, among other things. Magnetar's strategy generally has significant exposure to company defaults and widening of credit spreads of an issuer and/or the overall corporate credit market. Magnetar may also take short positions in an underlying issuer's debt securities on such issuer to exploit what Magnetar believes is a mispricing. Magnetar may use derivatives to hedge risks inherent in the underlying securities and Magnetar may also seek to hedge a portion of the interest rate risk.

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The Adviser provides general management services to the Fund, including overall supervisory responsibility for the general management and investment of the Fund's assets. The Adviser typically allocates the assets of the Fund among a number of (i) asset managers (each, an "Underlying Manager" and together, the "Underlying Managers") that directly manage a portion of Fund assets in alternative investment strategies, and (ii) alternative beta providers that offer the Fund exposure to the "beta" portion — or market-related portion — of the returns of particular investment strategies. The Adviser, with the assistance of the Fund's primary sub-adviser, Wilshire Advisors LLC ("Wilshire"), determines the allocation of the Fund's assets to the Underlying Managers. MidOcean Credit Fund Management, L.P. ("MidOcean"), Mariner Investment Group, LLC ("Mariner"), Waterfall Asset Management, LLC ("Waterfall") and Magnetar Asset Management LLC ("Magnetar") (as of July 9, 2024) currently serve as Underlying Managers of the Fund.

THE BOARD'S CONSIDERATIONS IN APPROVING THE NEW SUB-ADVISORY AGREEMENT

In preparation for the Meeting, the Trustees requested that the Adviser and Magnetar furnish information necessary to evaluate the terms of the New Sub-Advisory Agreement. The Trustees used this information, as well as other information that the Adviser, Magnetar and other service providers of the Fund presented or submitted to the Board at the Meeting, to help them decide whether to approve the New Sub-Advisory Agreement for an initial two-year term.

Specifically, the Board requested and received written materials from the Adviser, Magnetar and other service providers of the Fund regarding, among other things: (i) the nature, extent and quality of the services to be provided by Magnetar; (ii) Magnetar's investment management personnel; (iii) Magnetar's operations and financial condition; (iv) the proposed sub-advisory fee to be paid to Magnetar; (v) Magnetar's compliance program, including a description of any material compliance matters; (vi) Magnetar's policies on and compliance procedures for personal securities transactions; (vii) Magnetar's investment experience; and (viii) the Adviser's rationale for recommending Magnetar.

Representatives from the Adviser and Magnetar, along with other Fund service providers, presented additional information and participated in question-and-answer sessions at the Meeting to help the Trustees evaluate Magnetar's services, fee and other aspects of the New Sub-Advisory Agreement. Based on their evaluation of the information provided by the Adviser and Magnetar, the Trustees, including all of the Trustees who are not parties to the New Sub-Advisory Agreement nor are considered "interested persons" (as such term is defined in the 1940 Act) of any party to the New Sub-Advisory Agreement (the "Independent Trustees") received advice from independent counsel and met in executive session outside the presence of Fund management, the Adviser, and Magnetar.

At the Meeting, the Board, including a majority of the Independent Trustees, voting separately, approved the New Sub-Advisory Agreement. In considering the approval of the New Sub-Advisory Agreement, the Board considered various factors that it determined were relevant, including: (i) the nature, extent and quality of the services to be provided by Magnetar; and (ii) the fee to be paid to Magnetar, as discussed in further detail below.

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Nature, Extent and Quality of Services to be Provided by Magnetar

In considering the nature, extent and quality of the services to be provided by Magnetar, the Board reviewed the portfolio management services to be provided by Magnetar to the Fund, including the quality and continuity of Magnetar's portfolio management personnel, the resources of Magnetar and Magnetar's compliance history and compliance program. The Trustees reviewed the terms of the proposed New Sub-Advisory Agreement. The Trustees also reviewed Magnetar's proposed investment and risk management approaches for the Fund. The Trustees considered that the Adviser would supervise and monitor the performance of Magnetar. The most recent investment adviser registration form ("Form ADV") for Magnetar was available to the Board, as was the response of Magnetar to a detailed series of questions which included, among other things, information about the investment sub-advisory services to be provided by Magnetar to the Fund.

The Trustees also considered other services to be provided to the Fund by Magnetar such as monitoring adherence to the Fund's investment restrictions, and monitoring compliance with various Fund policies and procedures. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services to be provided to the Fund by Magnetar would be satisfactory.

Costs of Advisory Services

In considering the sub-advisory fee payable by the Adviser to Magnetar, the Trustees reviewed, among other things, the proposed sub-advisory fee rate and considered Magnetar's representation that Magnetar does not manage any other accounts with directly comparable mandates. The Trustees also considered that the Adviser, not the Fund, would pay Magnetar pursuant to the New Sub-Advisory Agreement, that the sub-advisory fee payable to Magnetar would thus not increase the overall management fee payable by the Fund, and that the fee payable to Magnetar would reflect an arms-length negotiation between the Adviser and Magnetar. The Board concluded, within the context of its full deliberations, that the sub-advisory fee was reasonable in light of the nature and quality of the services expected to be rendered by Magnetar.

Investment Performance, Profitability and Economies of Scale

Because Magnetar is new to the Fund, it did not yet have an investment performance record with respect to the Fund and it was not possible to determine the profitability that Magnetar might achieve with respect to the Fund or the extent to which economies of scale would be realized by Magnetar as the assets of the Fund grow. Accordingly, the Trustees did not make any conclusions regarding Magnetar's investment performance with respect to the Fund, Magnetar's profitability, or the extent to which economies of scale would be realized by Magnetar as the assets of the Fund grow, but will do so during future considerations of the New Sub-Advisory Agreement.

Approval of the New Sub-Advisory Agreement

Based on the Board's deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees' counsel, unanimously concluded that the terms of the New Sub-Advisory Agreement, including the fee to be paid thereunder, were fair and reasonable and agreed to approve the New Sub-Advisory Agreement for an initial term of two years. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

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DESCRIPTION OF THE MATERIAL TERMS OF THE NEW SUB-ADVISORY AGREEMENT

The New Sub-Advisory Agreement is included as Exhibit A to this Information Statement. Set forth below is a summary of all material terms of the New Sub-Advisory Agreement. Although the summary below is qualified in its entirety by reference to the New Sub-Advisory Agreement, shareholders should still read the summary below carefully.

•	Investment Advisory Services

Magnetar is responsible for providing the following investment advisory services to the Fund in regard to its allocated portion of the Fund under the New Sub-Advisory Agreement: (i) regularly providing the Fund with investment research, advice, and supervision; (ii) continuously furnishing an investment program consistent with the investment objectives and policies of the Fund; (iii) deciding what investments will be purchased, retained or sold with respect to the Fund; (iv) arranging for the purchase and the sale of investments held by the Fund by placing purchase and sale orders with brokers or dealers selected by Magnetar in accordance with Magnetar's brokerage policy and procedures; (v) in its selection of brokers or dealers and the placing of orders, seeking the best execution, net price and best overall terms available under the circumstances; and (vi) providing the Adviser, the Trust and the Adviser's and the Trust's respective officers with periodic reports concerning the obligations Magnetar has assumed under the New Sub-Advisory Agreement as the parties may mutually agree on from time to time. All services provided by Magnetar under the New Sub-Advisory Agreement are required to be performed in accordance with the Fund's registration statement, compliance policies and procedures, and governing documents, the instructions and directions of the Adviser and of the Board, and the requirements of the 1940 Act and other applicable laws.

•	Liability of Magnetar and Indemnification

Magnetar shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of statements in the Fund's Disclosure Documents1 relating to Magnetar and Magnetar's affiliates, the Fund's investment strategies implemented by Magnetar and related risks and other information supplied by Magnetar for inclusion therein.

Magnetar shall generally be liable to the Fund for any loss (including transaction costs) incurred by the Fund as a result of any trade error or investment made by Magnetar in contravention of: (i) any investment policy, guideline or restriction set forth in the registration statement or as approved by the Board from time to time and provided to Magnetar; or (ii) applicable law, including, but not limited to, the 1940 Act (the investments described in this paragraph collectively are referred to as "Improper Investments"). Except as provided in the New Sub-Advisory Agreement, absent Magnetar's breach thereof or the willful misconduct, bad faith, gross negligence or reckless disregard of the obligations or duties thereunder on the part of Magnetar, or its officers, directors, partners, agents, employees and controlling persons, Magnetar shall not be liable for any act or omission in the course of, or connected with, rendering services under the New Sub-Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any position.

[1]	“Disclosure Documents” means the Fund’s registration statement, summary prospectus, prospectus, statement of additional information, periodic reports to shareholders, reports and schedules filed with the SEC (including any amendment, supplement or sticker to any of the foregoing) and any advertising and sales material related to the Fund.

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Magnetar has an obligation to indemnify and hold harmless the Adviser, and its respective trustees, members, managers, officers, employees, agents, shareholders, affiliates and controlling persons (within the meaning of Section 15 of the Securities Act) from and against any losses which the Adviser may sustain as a result of Magnetar's willful misconduct, bad faith, gross negligence, reckless disregard of its obligations and duties under the New Sub-Advisory Agreement, or violation of applicable law.

•	Maintenance of Books and Records

Under the New Sub-Advisory Agreement, Magnetar is required to maintain separate books and detailed records of all matters pertaining to the Fund's assets advised by Magnetar as required of Magnetar by Rule 31a-1 under the 1940 Act (other than those records being maintained by the Adviser, or any administrator, custodian, or transfer agent appointed by the Trust) relating to Magnetar's responsibilities under the New Sub-Advisory Agreement with respect to its allocated portion of the Fund, and shall preserve such records for the periods and in the manner prescribed by Rule 31a-2 under the 1940 Act.

•	Reporting Obligation

Magnetar has an obligation to provide the Trust and the Adviser with quarterly compliance reports regarding its allocated portion of the Fund's compliance with the Fund's investment objectives and policies, applicable law, including, but not limited to, the 1940 Act, and the Fund's and the Adviser's policies, guidelines, or procedures as applicable to Magnetar's obligations under the New Sub-Advisory Agreement. Magnetar also has an obligation to notify the Trust's Chief Compliance Officer and the Adviser's Chief Compliance Officer promptly upon detection of, among other things, (i) any material failure to manage its allocated portion of the Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of the Fund's or Magnetar's policies, guidelines or procedures relating to its allocated portion of the Fund.

•	Duration and Termination

The New Sub-Advisory Agreement is scheduled to continue in effect for an initial two-year term, and may be continued from year to year thereafter if approved by (a) a majority vote of the Board, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, or (b) the vote of a majority of the outstanding voting securities of the Fund. The New Sub-Advisory Agreement can be terminated (a) by the Trust, without the payment of any penalty, either (i) by vote of the Board or (ii) upon the affirmative vote of a majority of the outstanding voting securities of the Fund (b) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to Magnetar and the Trust, or (c) by Magnetar at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the Adviser and the Trust.

•	Governing Law

The New Sub-Advisory Agreement is governed by and construed in accordance with the substantive laws of the State of Delaware.

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INFORMATION ABOUT MAgnetar

Magnetar Asset Management LLC ("Magnetar"), located at 1603 Orrington Avenue, 13th Floor, Evanston, IL, 60201, an investment adviser registered with the SEC, serves as a sub-adviser to a portion of the Fund’s portfolio. The principal owner of Magnetar Asset Management LLC is Magnetar Capital Partners LP ("MCP"), which is indirectly controlled by Dave Snyderman and Ross Laser. Magnetar's Co-Founder and former Chief Executive Officer, Alec Litowitz, continues to hold a passive interest in MCP. Blackstone Strategic Capital Holdings, LP ("BSCH") also holds a minority interest in MCP. BSCH is managed by Blackstone Strategic Capital Advisors LLC, an affiliate of BAIA. As of July 31, 2024 Magnetar had approximately $17.5 billion in assets under management.

Listed below are the names and titles of each principal executive officer and director of Magnetar. The business address of each principal executive officer and director is 1603 Orrington Avenue, 13th Floor, Evanston, IL, 60201.

Name	Title
Ross Laser	President and Co-Founder
Dave Snyderman	Global Head of Alternative Credit and Fixed Income
Ernie Rogers	Chief Operating Officer
Michael Turro	Chief Compliance Officer
Karl Wachter	General Counsel
Lavonne Harris	Chief Financial Officer, Alternative Credit & Fixed Income
Naomi Gunasekaran	Chief Financial Officer, Liquid Strategies
Jessica Damrat	Chief Financial Officer, Management Company

Magnetar does not serve as an investment adviser (or sub-adviser) to any other mutual funds (or allocated portions thereof) that have substantially similar investment strategies as the Fund.

ADDITIONAL INFORMATION

Information about Other Service Providers

FS Fund Advisor, LLC (the "Adviser") a Delaware limited liability company founded in 2017, currently serves as the investment adviser to the Fund pursuant to an investment advisory agreement between the Trust and the Adviser dated April 11, 2022. The Adviser is located at 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112. As of December 31, 2023, the Adviser had approximately $2.6 billion in assets under management.

SEI Investments Global Funds Services ("SEIGFS") serves as the Fund's administrator. SEI Investments Distribution Co. ("SIDCO") serves as the Fund's distributor and principal underwriter. SEIGFS and SIDCO are located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Payment of Expenses

The Fund will pay the expenses of the preparation, printing and mailing of this information statement.

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Commissions Paid to Affiliated Brokers

For the fiscal year ended December 31, 2023, the Fund did not pay any brokerage commissions on portfolio transactions effected by affiliated brokers.

Beneficial Ownership of Shares

As of September 16, 2024, the following persons owned of record, or were known by the Trust to own beneficially, more than 5% of the shares of any class of the Fund. On that date, the Trustees and officers of the Fund, together as a group, beneficially owned less than 1% of the outstanding shares of each class of the Fund.

Class A Shares
Name and Address	Number of Shares	% of Class
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	3,563,395.69	66.16%
LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUNDS PO BOX 509046 SAN DIEGO CA 92150-9046	531,152.96	9.86%
Class I Shares
Name and Address	Number of Shares	% of Class
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CU 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1965	36,626,947.38	21.95%
LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUNDS PO BOX 509046 SAN DIEGO CA 92150-9046	32,778,108.60	19.64%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	25,160,587.80	15.08%
PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	15,445,922.51	9.26%

The information as to beneficial ownership is based on statements furnished to the Fund by the Trustees, and/or on the records of the Trust's transfer agent.

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Annual and Semi-Annual Reports to Shareholders

For a free copy of the Fund's Annual Report dated December 31, 2023, or Semi-Annual Report dated June 30, 2023, shareholders may call 877-9-CHIRON (877-924-4766) or write to the Fund at: FS Funds, P.O. Box 219484, Kansas City, MO 64121-9009.

Shareholders Sharing the Same Address

If two or more shareholders share the same address, only one copy of this Information Statement is being delivered to that address, unless the Trust has received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, the Trust will deliver promptly a separate copy of this Information Statement to a shareholder at a shared address. Please call 877-9-CHIRON (877-924-4766) or forward a written request to FS Funds, P.O. Box 219484, Kansas City, MO 64121-9009 if you would like to (1) receive a separate copy of this Information Statement; (2) receive your annual reports, semi-annual reports or information statements separately in the future; or (3) request delivery of a single copy of annual reports, semi-annual reports or information statements if you are currently receiving multiple copies at a shared address.

Submission of Shareholder Proposals

The Trust is organized as a statutory trust under the laws of the State of Delaware. As such, the Trust is not required to, and does not, hold annual meetings. Nonetheless, the Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Declaration of Trust and By-Laws of the Trust. Shareholders of the Fund who wish to present a proposal for action at a future meeting should submit a written proposal to the Trust for inclusion in a future proxy statement. Submission of a proposal does not necessarily mean that such proposal will be included in the Fund's proxy statement since inclusion in the proxy statement is subject to compliance with certain federal regulations. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

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EXHIBIT A

Investment Sub-Advisory Agreement between FS Fund Advisor, LLC and Magnetar Asset Management LLC relating to the FS Multi-Strategy Alternatives Fund

SUBADVISORY AGREEMENT

SUBADVISORY AGREEMENT (the "Agreement") made as of this 24th day of June, 2024, by and between FS Fund Advisor, LLC (the "Adviser"), a Delaware limited liability company, with the Adviser's principal place of business at 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, and Magnetar Asset Management LLC (the "Subadviser"), a Delaware limited liability company, with the Subadviser's principal place of business at 1603 Orrington Ave, 13th Floor, Evanston, Illinois 60201.

W I T N E S S E T H

WHEREAS, pursuant to authority granted to the Adviser by the Board of Trustees (the "Board") of The Advisors' Inner Circle Fund III (the "Trust"), a Delaware statutory trust registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), on behalf of the series set forth on Schedule A to this Agreement (each, a "Fund," and, collectively, the "Funds"), and pursuant to the provisions of the Investment Advisory Agreement, dated as of April 1, 2021, by and between the Adviser and the Trust (the "Management Agreement"), the Adviser has selected the Subadviser to act as sub-investment adviser of each Fund and to provide certain related services, as more fully set forth below, and to perform these services under the terms and conditions hereinafter set forth; and

WHEREAS, each of the Adviser and the Subadviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

WHEREAS, the Management Agreement contemplates that the Adviser may appoint a subadviser to perform some or all of the services for which the Adviser is responsible thereunder; and

WHEREAS, the Subadviser is willing to furnish these services to the Adviser and each Fund listed in Schedule A to this Agreement, as said Schedule may be amended from time to time upon mutual agreement of the parties.

NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the parties do hereby agree as follows:

1.	The Subadviser's Services.

(a)       Discretionary Investment Management Services. The Subadviser shall act as sub-investment adviser with respect to each Fund in regard to those Fund assets as may be allocated by the Adviser to the Subadviser (the "Assets"). In said capacity, the Subadviser, subject to the supervision of the Adviser and oversight by the Board, regularly shall provide the Fund with investment research, advice, and supervision and shall furnish continuously an investment program, consistent with the investment objectives and policies of the Fund. The Subadviser shall determine, from time to time, what securities shall be purchased for the Fund, what securities shall be held or sold by the Fund, and what portion of the Fund's Assets shall be held uninvested in cash, subject always to the provisions of the Trust's Agreement and Declaration of Trust, the Trust's By-Laws, and the Trust's registration statement on Form N-1A (the "Registration Statement") under the 1940 Act, and under the Securities Act of 1933, as amended (the "1933 Act"), covering Fund shares, as filed with the Securities & Exchange Commission (the "Commission"), and to the investment objectives, policies, and restrictions of the Fund, as each of the same from time to time shall be in effect. To carry out these obligations, the Subadviser, without the prior consent of the Adviser, shall exercise full discretion and act for the Fund in the same manner and with the same force and effect as the Fund itself might or could do with respect to purchases, sales, consents, exchanges, elections, confirmations, or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of said purchases, sales, or other transactions. No reference in this Agreement to the Subadviser having full discretionary authority over the Fund's investments in any way shall limit the right of either the Adviser or the Board, in either the Adviser's or the Board's respective sole discretion, to establish or revise policies in connection with the management of the Fund's Assets or otherwise to exercise either the Adviser's or the Board's respective right to control the overall management of the Fund's assets. The Adviser shall provide the Subadviser at least ten (10) business days' notice prior to implementing any said change in policy, procedures, or investment restriction. Notwithstanding any other provision of this Agreement, the Subadviser shall not be responsible for compliance with, or held liable for failure to take any action in accordance with, any change of policy, investment guidelines, procedures, or amendments or supplements to the Trust's registration statement, unless and until the Subadviser has received said materials (or has been notified of the public availability of said materials) in writing and had a reasonable opportunity to review and accept said materials. As applicable and appropriate, and without limiting the generality of the foregoing, the Subadviser has the authority to enter into trading agreements on behalf of the Fund and to adhere on the Fund's behalf to the applicable International Swaps & Derivatives Association ("ISDA") over-the-counter ("OTC") derivatives transaction protocols and to enter into client agency agreements or other documents that may be required to effect OTC derivatives transaction through swap execution facilities (i.e., "SEFs").

(b)       Compliance. The Subadviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended (the "Advisers Act"), the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations, and case law that directly apply to the services and relationships described hereunder and to the conduct of the Subadviser's business as a registered investment adviser. The Subadviser also agrees to comply with the objectives, policies, and restrictions set forth in the Registration Statement, as amended or supplemented, of each Fund, and with any written policies, guidelines, instructions, and procedures approved by the Board or the Adviser and provided to the Subadviser. The Subadviser shall maintain compliance procedures that the Subadviser reasonably believes are designed to comply with the foregoing. For the avoidance of doubt, with respect to the Subadviser's compliance with the foregoing requirements as these requirements pertain to the Assets: (i) the Adviser agrees that the Subadviser shall be entitled to treat the Assets as constituting the entire portfolio of a registered investment company or regulated investment company, as the context requires; and (ii) the Adviser agrees that the Subadviser shall have no responsibility for compliance with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") for qualification as a regulated investment company or with the diversification requirements under the 1940 Act.

(c)        Proxy Voting. Pursuant to Board authority, the Adviser has the delegated authority to determine how proxies with respect to securities that are held by each Fund shall be voted, and the Adviser may delegate the authority and responsibility to vote proxies for the Fund's Assets to the Subadviser. So long as proxy voting authority for the Assets has been delegated to the Subadviser, the Subadviser shall exercise the Subadviser's proxy voting responsibilities. The Subadviser shall carry out said responsibility in accordance with any instructions that the Board or the Adviser shall provide from time to time, and at all times in a manner consistent with Rule 206(4)-6 under the Advisers Act and the Subadviser's fiduciary responsibilities to the Trust. The Subadviser shall provide periodic reports and keep those records relating to proxy voting as the Board reasonably may request or as may be necessary for the Fund to comply with the 1940 Act and other applicable law. Any said delegation of proxy voting responsibility to the Subadviser may be revoked or modified by the Board or the Adviser at any time.

The Adviser shall provide such assistance to the Subadviser with respect to the voting of proxies for the Fund as the Subadviser from time to time reasonably may request, and the Adviser promptly shall forward to the Subadviser any information or documents necessary for the Subadviser to exercise the Subadviser's proxy voting responsibilities. Notwithstanding the power and authority granted by the foregoing, the Subadviser shall have no responsibility or obligation to advise, or act for, the Fund in any legal proceedings, including bankruptcy proceedings or class-action litigation, including, without limitation, to file proofs of claim or other documents related to these proceedings (the "Litigation"), or to investigate, initiate, or supervise the Litigation, involving investments held in the Assets or issuers of those investments, and the Adviser acknowledges and agrees that said power and authority, but no such responsibility or obligation, is delegated hereunder (and, for the avoidance of doubt, said obligation and responsibility shall be retained by the Adviser pursuant to the applicable provisions of the Advisory Agreement), unless otherwise agreed by the parties. Nevertheless, the Subadviser agrees that the Subadviser shall provide the Adviser and the Trust with any and all documentation or information relating to the Litigation as may reasonably be requested by the Adviser and/or the Trust.

The Subadviser is authorized to instruct the Fund's custodian and/or broker(s) promptly to forward to the Subadviser or designated service provider copies of all proxies and shareholder communications relating to securities held in the portfolio of the Assets (other than materials relating to legal proceedings against the Assets). The Subadviser also may instruct the Fund's custodian and/or broker(s) to provide reports of holdings in the portfolio of the Fund. The Subadviser has the authority to engage a service provider to assist with administrative functions related to voting Fund proxies. The Trust shall direct the Fund's custodian and/or broker(s) to provide any assistance requested by the Subadviser in facilitating the use of a service provider. In no event shall the Subadviser have any responsibility to vote proxies that are not received on a timely basis. The Trust acknowledges that the Subadviser shall act in accordance with the Subadviser's written proxy voting policies and procedures and, as a result, may refrain from voting a proxy in accordance with the Subadviser's written proxy voting policies and procedures.

(d)       Recordkeeping. The Subadviser shall not be responsible for the provision of administrative, bookkeeping, or accounting services to the Fund, except as otherwise provided herein or as may be necessary for the Subadviser to supply to the Adviser, the Trust, or the Trust's Board the information required to be supplied under this Agreement.

The Subadviser shall maintain separate books and detailed records of all matters pertaining to the Fund's Assets advised by the Subadviser required by Rule 31a-1 under the 1940 Act (other than those records being maintained by the Adviser, or any administrator, custodian, or transfer agent appointed by the Trust) relating to the Subadviser's responsibilities provided hereunder with respect to the Assets, and shall preserve said records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (hereinafter, the "Fund Books and Records"). The Fund Books and Records shall be available to the Adviser and the Board at any time upon reasonable request, shall be delivered to the Trust upon the termination of this Agreement (for the sake of clarity, the Subadviser, however, may maintain a copy of the Fund Books and Records after the termination of this Agreement at the Subadviser's own expense), and shall be available without unreasonable delay during any day the Trust is open for business.

(e)       Holdings Information and Pricing. The Subadviser, or the Subadviser's agents, with the assistance of the Adviser, shall provide holdings information regarding the Assets, and may furnish the Adviser, the Trust, and the Trust's Board from time to time information as reasonably requested by the Adviser or the Board; provided that in no case shall the Subadviser be required to disclose to the Adviser or the Adviser's affiliates any proprietary or trade secret information regarding the systems, methods, tools, techniques, or strategies used by the Subadviser with respect to investing the Assets unless required by applicable law, regulation, or court order. The Subadviser agrees to notify the Adviser and the Board promptly if the Subadviser becomes aware that the value of any security held by the Assets may not reflect the appropriate valuation as made in accordance with the Subadviser's valuation policies and procedures, provided that the Subadviser has no duty to value the Assets. The Subadviser agrees to provide, upon request, any pricing information of which the Subadviser is aware to the Adviser, Trust, the Trust's Board, and/or any Adviser or Fund pricing agent to assist in the determination of the fair value of any Assets for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust's valuation procedures for the purpose of calculating the Fund's net asset value in accordance with procedures and methods established by the Board and the Adviser. Notwithstanding the foregoing, the parties acknowledge that: (i) the Subadviser is not responsible for establishing the valuation of the Assets; but rather (ii) the Adviser, in the Adviser's capacity as the Fund's Valuation Designee in accordance with the requirements of Rule 2a-5 under the 1940 Act, is ultimately responsible for establishing the valuation of the Assets.

(f)       Cooperation With Agents of the Adviser and the Trust. The Subadviser agrees to cooperate with and provide reasonable assistance to the Adviser, the Trust, any Trust custodian or foreign sub-custodians, any Trust pricing agents, and all other agents and representatives of the Adviser and the Trust with respect to such information regarding the Assets as said entities reasonably may request from time to time in the performance of said entities' obligations, to provide prompt responses to reasonable requests made by said persons, and to establish appropriate interfaces with each, in the Subadviser's proper determination, so as to promote the efficient exchange of information for compliance with applicable laws and regulations.

(g)       Consultation With Other Subadvisers. In performance of the Subadviser's duties and obligations under this Agreement, the Subadviser shall not knowingly consult with any other subadviser to a Fund or a subadviser to a portfolio that is under common control with the Fund concerning transactions for the Fund, except as permitted by the policies and procedures of the Fund. The Subadviser shall not provide investment advice to any assets of the Fund other than the Assets managed by the Subadviser.

(h)       Other Activities of the Subadviser. The Adviser recognizes that the Subadviser and the Subadviser's principals, affiliates, officers, and employees: (i) have investments of their own and are acting as investment managers, subadvisers or general partners for other clients; and (ii) may be or become associated with other investment entities and engage in investment-management activities for other clients. Except to the extent necessary to perform the Subadviser's obligations hereunder, and as required by the "federal securities laws" (as this term is defined in Rule 38a-1 under the 1940 Act), and as otherwise explicitly stated hereunder, or as otherwise agreed to in writing by the parties hereto, nothing herein shall be deemed to limit or restrict the right of the Subadviser and the Subadviser's principals, affiliates, officers, and employees to engage in, or to devote time and attention to the management of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual, or association. The Subadviser, on occasion, may give advice or take action with respect to the Subadviser's other clients that differs from, or conflicts with, the advice given to the Adviser or the Fund in respect of the Assets; provided, however, that the foregoing does not relieve the Subadviser of the fiduciary duty the Subadviser owes to the Fund pursuant to applicable law.

2.       Code of Ethics.

The Subadviser has adopted a written code of ethics that is reasonably designed to comply with the requirements of Rule 17j-1 under the 1940 Act ("Rule 17j-1"), which the Subadviser has provided to the Adviser and the Trust. The Subadviser shall use commercially reasonable efforts to cause the Subadviser's "Access Persons" (as that term is defined in the Subadviser's Code of Ethics) to comply in all material respects with the Subadviser's Code of Ethics, as in effect from time to time. Upon request, the Subadviser shall provide the Adviser and the Trust with (i) a copy of the Subadviser's current Code of Ethics, as in effect from time to time, and (ii) a certification that the Subadviser has adopted procedures reasonably designed to prevent Access Persons from engaging in any conduct prohibited by the Subadviser's Code of Ethics. Annually, the Subadviser shall furnish a written report to the Adviser and the Trust's Board concerning the Subadviser's Code of Ethics, which annual report shall comply with the requirements of Rule 17j-1. The Subadviser shall respond to requests for information from the Adviser and the Trust as to violations of the Code involving the Assets by Access Persons and the sanctions imposed by the Subadviser. The Subadviser promptly shall notify the Adviser and the Trust of any material violation of the Code with respect to the Assets upon becoming aware of said material violation.

3.       Information and Reporting.

The Subadviser shall provide the Adviser, the Trust, and the Adviser's and the Trust's respective officers with the periodic reports concerning the obligations that the Subadviser has assumed under this Agreement as the parties may mutually agree on from time to time; provided that in no case shall the Sub-Adviser be required to disclose any proprietary or trade secret information regarding the systems, methods, tools, techniques or strategies used by the Sub-Adviser with respect to investing the Assets unless required by applicable law, regulation or court order.

(a)       Notification of Breach; Compliance Reports. The Subadviser shall notify the Trust's Chief Compliance Officer and Adviser's Chief Compliance Officer promptly upon detection of (i) any material failure to manage the Assets in accordance with the Fund's investment objectives and policies or any applicable law; or (ii) any material breach of any of the Fund's or the Subadviser's policies, guidelines, or procedures relating to the Assets. In addition, the Subadviser shall provide a quarterly report regarding the Assets' compliance with the Fund's investment objectives and policies, applicable law, including, but not limited to, the 1940 Act to the extent required by this Agreement, and the Fund's and the Adviser's policies, guidelines, or procedures that have been provided to the Subadviser and as applicable to the Subadviser's obligations under this Agreement. The Subadviser acknowledges and agrees that the Adviser, in the Adviser's discretion, may provide these quarterly compliance certifications to the Board. The Subadviser agrees to correct any said failure promptly and to take any action that the Board and/or the Adviser, in consultation with the Subadviser, reasonably may request in connection with any said breach. Upon reasonable request, the Subadviser also shall provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act of 2002, as amended. The Subadviser promptly shall notify the Trust and the Adviser in the event that: (i) the Subadviser is served or otherwise receives formal notice of any material action, suit, proceeding, inquiry, or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund's ownership of shares in the defendant) or the compliance by the Subadviser with the federal or state securities laws involving the Assets; or (ii) an actual change in control of the Subadviser resulting in an "assignment" (as that term is defined in the 1940 Act) has occurred or otherwise is proposed to occur. Further, the Adviser promptly shall notify the Subadviser in the event that the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry, or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund's ownership of shares in the defendant) or the compliance by the Adviser with the federal or state securities laws (but excluding routine examinations and/or "sweep" examinations).

(b)       Inspection. Upon reasonable request during regular business hours, the Subadviser agrees to make the Subadviser's records and premises (including the availability of the Subadviser's employees involved in the provision of services to the Fund for interviews) -- to the extent that these records relate to the conduct of services provided to the Fund by the Subadviser -- reasonably available for compliance audits by the Adviser and/or the Trust's officers, employees, accountants, or counsel; in this regard, the Trust and the Adviser acknowledge that the Subadviser shall have no obligation to make available proprietary information unrelated to the services provided by the Subadviser to the Fund or any information related to other clients of the Subadviser.

(c)       Board and Filings Information. The Subadviser shall provide the Adviser and the Trust with any information reasonably requested regarding the Subadviser's management of the Assets required for any meeting of the Board, or for any shareholder report, Form N-CSR, Form N-Q, Form N-PX, Form N-SAR, Form N-CEN, Form N-PORT, amended registration statement, proxy statement, or prospectus supplement to be filed by the Trust with the Commission. The Subadviser shall make the Subadviser's officers and employees available to meet with the Board from time to time on due notice to review the Subadviser's investment management services to the Fund in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

(d)       Transaction Information. The Subadviser shall furnish, or shall cause the Subadviser's agent to furnish, to the Adviser and the Trust such information concerning portfolio transactions as may be reasonably necessary to enable the Adviser, the Trust, or the Adviser's or the Trust's respective designated agents to perform such compliance testing on each Fund and the Subadviser's services as the Adviser and the Trust, in the Adviser's or the Trust's respective sole discretion, may determine to be appropriate. The provision of said information by the Subadviser, or by the Subadviser's agent, to the Adviser, the Trust, or the Adviser's or the Trust's respective designated agents in no way relieves the Subadviser of the Subadviser's own responsibilities under this Agreement.

4.	Brokerage.

(a)       Principal Transactions. In connection with purchases or sales of securities for the account of a Fund, neither the Subadviser nor any of the Subadviser's directors, officers, or employees shall act as a principal or agent or receive any commission except as permitted by the 1940 Act.

(b)       Placement of Orders. The Subadviser shall arrange for the placing of all orders for the purchase and sale of securities for each Fund's account relating to the Assets with brokers or dealers selected by the Subadviser. The Subadviser shall place these orders with or through such persons, brokers, or dealers chosen by the Subadviser to carry out the policy with respect to brokerage set forth in the Fund's Prospectus or as the Board or the Adviser may direct in writing from time to time, in conformity with all federal securities laws and subject to the provisions of Section 4 of this Agreement.

(c)       Best Execution. In executing Fund transactions and selecting brokers or dealers, the Subadviser is directed at all times to use the Subadviser's commercially reasonable efforts on behalf of each Fund to seek the best execution, taking into consideration, as appropriate, net price, and best overall terms available under the circumstances. In assessing the best overall terms available for any transaction, the Subadviser shall consider all factors that the Subadviser deems relevant, including, among other factors, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The Subadviser shall have the express authority to negotiate, open, continue, and terminate brokerage accounts and other trading arrangements with respect to all portfolio transactions entered into by the Subadviser for the Assets.

(d)       Access To Brokerage and Research. It also is understood that it is desirable for each Fund that the Subadviser have access to brokerage and research services provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers, consistent with Section 28(e) of the 1934 Act and any Commission staff interpretations thereof. The Subadviser, therefore, is authorized to place orders for the purchase and sale of securities for the Fund with these brokers, subject to review by the Adviser and the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by these brokers may be useful to the Subadviser in connection with the Subadviser's or the Subadviser's affiliates' services to other clients.

In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Subadviser, therefore, also may consider the "brokerage and research services" provided (as this term is defined in Section 28(e) of the 1934 Act). Consistent with any guidelines established by the Board and Section 28(e) of the 1934 Act and the Subadviser's policies and procedures, the Subadviser is authorized to pay to a broker or dealer who provides said brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Subadviser in good faith determines that this commission was reasonable in relation to the value of the brokerage and research services provided by the broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Subadviser to the Subadviser's discretionary clients, including the Funds.

(e)       Affiliated Brokers. The Subadviser or any of the Subadviser's affiliates may act as broker in connection with the purchase or sale of securities or other investments for a Fund, subject to: (a) the requirement that the Subadviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Fund's current Registration Statement; (b) the provisions of the 1940 Act; (c) the provisions of the Advisers Act; (d) the provisions of the 1934 Act; and (e) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Subadviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Subadviser or the Subadviser's affiliates may receive brokerage commissions, fees, or other remuneration from a Fund for these services in addition to the Subadviser's fees for services under this Agreement. The Adviser shall provide the Subadviser with a written list of affiliated persons of the Fund, all principal underwriters of the Fund, and all affiliated persons of the Adviser, and shall promptly provide the Subadviser with any updates to said list.

(f)       Aggregated Transactions. The Subadviser is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, the Subadviser, or the Trust's principal underwriter) if the Subadviser believes that the quality of the transaction and the commission are comparable to what these would be with other qualified firms. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Assets as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable law and regulations and in accordance with the Subadviser's policies and procedures, may but is not required to aggregate the order for securities to be sold or purchased. In said event, the Subadviser shall allocate securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Subadviser reasonably considers to be equitable and consistent with the Subadviser's policies and procedures and fiduciary obligations to the Assets and to such other clients under the circumstances over time.

(g)       Reporting of Transactions. The Subadviser shall provide the Fund's custodian on each business day with information relating to all transactions concerning the Assets and shall provide the Adviser with such information upon reasonable request of the Adviser and shall otherwise shall cooperate with and provide reasonable assistance to the Adviser, the Trust's administrator, the Trust's custodians and foreign custodians, the Trust's transfer agent and pricing agents, and all other agents and representatives of the Trust.

5.       Custody.

Nothing in this Agreement shall permit the Subadviser to take or receive physical possession of cash, securities, or other investments of a Fund.

6.       Allocation of Charges and Expenses.

The Subadviser shall bear the Subadviser's own costs of providing services hereunder. Other than as herein specifically indicated, the Subadviser shall not be responsible for a Fund's or the Adviser's expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments. To the extent that the Subadviser is required to respond to regulatory requests from the Commission, the Fund's auditors, or any governmental agency or other instrumentality or self-regulatory organization having regulatory authority over the Adviser, the Fund, or the Trust in connection with an examination or investigation of the Adviser, the Fund, or the Trust that is not related to the Subadviser, the Adviser shall be responsible for paying any expenses incurred by the Subadviser in connection with responding to said regulatory requests.

7.       Representations, Warranties, and Covenants of Subadviser.

(a)       Properly Registered. The Subadviser is registered as an investment adviser under the Advisers Act, and shall remain so registered for the duration of this Agreement. The Subadviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and, to the best knowledge of the Subadviser, there is no proceeding or investigation that reasonably is likely to result in the Subadviser being prohibited from performing the services contemplated by this Agreement. The Subadviser agrees promptly to notify the Trust of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser to an investment company. The Subadviser is in compliance in all material respects with all applicable federal and state law in connection with the Subadviser's investment management operations.

(b)       ADV Disclosure. The Subadviser has provided the Adviser and the Trust with a copy of Part I of the Subadviser's Form ADV, as most-recently filed with the Commission, and, promptly after filing any amendment to the Subadviser's Form ADV with the Commission shall furnish a copy of said amendments or updates to the Adviser and the Trust. The information contained in the Subadviser's Form ADV is true and correct in all material respects

(c)       Fund Disclosure Documents. The Subadviser has reviewed, and in the future shall review, the portions of the Registration Statement, summary prospectus, prospectus, statement of additional information, periodic reports to shareholders, reports and schedules filed with the Commission (including any amendment, supplement, or sticker to any of the foregoing) and advertising and sales materials relating to each Fund, (collectively the "Disclosure Documents"), to the extent that these Disclosure Documents relate to the Subadviser and the Subadviser's services under this Agreement and that have been provided to the Subadviser to review, and represents and warrants that said Disclosure Documents, solely with respect to the Subadviser, contain or shall contain no untrue statement of any material fact and do not and shall not omit any statement of material fact required to be stated therein or necessary to make the statements therein not misleading.

(d)       Use of the Name "Magnetar". Subject to the terms set forth in Section 9(b) of this Agreement, the Subadviser has the right to use the name "Magnetar" in connection with the Subadviser's services to the Trust, and the Trust shall have the right to use the name "Magnetar" in connection with the management and operation of each Fund until this Agreement is terminated as set forth herein. The Subadviser is not aware of any threatened or existing actions, claims, litigation, or proceedings that adversely would affect or prejudice the rights of the Subadviser or the Trust to use the name "Magnetar."

(e)       Insurance. The Subadviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Trust of any material reductions in the Subadviser's insurance policies or insurance coverage. Furthermore, the Subadviser, upon reasonable request, shall provide the Trust with any information that the Trust reasonably may require concerning the amount of or scope of said insurance.

(f)       No Detrimental Agreement. The Subadviser represents and warrants that the subadviser has no arrangement or understanding with any party, other than the Adviser and the Trust, that would influence the decision of the Subadviser with respect to the Subadviser's selection of securities for a Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

(g)       Conflicts. The Subadviser shall act honestly, in good faith, and in the best interests of the Trust, subject to paragraph 1(h) above. Magnetar employees are subject to its Code of Ethics which generally limits employees with respect to trading on single name securities.

(h)       Compliance Program of the Subadviser. The Subadviser represents and warrants that: (a) in accordance with Rule 206(4)-7 under the Advisers Act, the Subadviser has adopted and implemented and shall maintain written policies and procedures reasonably designed to prevent violation by the Subadviser and the Subadviser's supervised persons (as this term is defined in the Advisers Act) of the "federal securities laws" (as this term is defined in Rule 38a-1 under the 1940 Act) by the Funds and the Subadviser (the policies and procedures referred to in this Section 7(h) are referred to herein as the Subadviser's "Compliance Program").

(i)       Representations. The representations and warranties in this Section 7 shall be deemed to be made on the date that this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a) of this Agreement, whether or not specifically referenced in said report.

8.       Representations, Warranties, and Covenants of Adviser.

(a)       Properly Registered. The Adviser is registered as an investment adviser under the Advisers Act, and shall remain so registered for the duration of this Agreement. The Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and, to the best knowledge of the Adviser, there is no proceeding or investigation that reasonably is likely to result in the Adviser being prohibited from performing the services contemplated by this Agreement. The Adviser agrees promptly to notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company. The Adviser is in compliance in all material respects with all applicable federal and state law in connection with the Adviser's investment management operations.

(b)       Policies and Procedures. The Adviser has provided to the Subadviser all policies and procedures relevant to the Subadviser's management of the Fund's Assets and the Subadviser's rights and obligations under this Agreement.

(c)       Fund Disclosure Documents. The Adviser represents and warrants, to the best of its knowledge, that the Disclosure Documents contain or shall contain no untrue statement of any material fact and do not and shall not omit any statement of material fact required to be stated therein or necessary to make the statements therein not misleading.

(d)       Use of the Name "FS Investments". Subject to the terms set forth in Section 9(a) of this Agreement, the Adviser has the right to use the name "FS Investments" in connection with the Funds until this Agreement is terminated as set forth herein. The Adviser is not aware of any threatened or existing actions, claims, litigation, or proceedings that adversely would affect or prejudice the rights of the Adviser to use the name "FS Investments."

(e)       Compliance Program of the Adviser. The Adviser represents and warrants that: (a) in accordance with Rule 206(4)-7 under the Advisers Act, the Adviser has adopted and implemented and shall maintain written policies and procedures reasonably designed to prevent violation by the Adviser and the Adviser's supervised persons (as this term is defined in the Advisers Act) of the "federal securities laws" (as this term is defined in Rule 38a-1 under the 1940 Act) by the Funds and the Adviser.

(f)       Qualification Representations. The Adviser represents to the Subadviser that the Fund qualifies as: (a) a "qualified institutional buyer," as this term is defined in Rule 144A of the 1933 Act; (b) a "qualified purchaser," as this term is defined under the 1940 Act; (c) an "accredited investor," as this term is defined in Regulation D under the 1933 Act; (d) a "qualified eligible person" within the meaning of the U.S. Commodity Futures Trading Commission Rule 4.7; and (e) an "eligible contract participant" within the meaning of Section 1(a) of the Commodity Exchange Act; and, unless otherwise notified by the Adviser, the Subadviser may rely on these representations in connection with transactions for the Assets, including for the purpose of making any required certification to a seller or issuer of securities in any said transaction.

(g)       Representations. The representations and warranties in this Section 8 shall be deemed to be made on the date that this Agreement is executed, and the Adviser shall promptly notify the Subadviser in the event any of the foregoing representations and warranties becomes incorrect.

9.       Use of Names.

(a)       The Name "FS Investments". The Adviser grants to the Subadviser a sub-license to use the name "FS Investments" (the "Name"). The foregoing authorization by the Adviser to the Subadviser to use the Name is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name; the Subadviser acknowledges and agrees that, as between the Subadviser and the Adviser, the Adviser has the right to use, or authorize others to use, the Name. The Subadviser shall use the Name only in a manner consistent with uses approved by the Adviser. Notwithstanding the foregoing, neither the Subadviser nor any affiliate or agent of the Subadviser shall make reference to or use the Name or any of Adviser's respective affiliates or clients names without the prior approval of Adviser, which approval shall not be unreasonably withheld or delayed; provided, that the Subadviser is authorized to disclose the Name and the Adviser's and each Fund's identities as clients of the Subadviser in any representative client list prepared by the Subadviser for use in marketing materials. The Subadviser hereby agrees to make all reasonable efforts to cause any affiliate or agent of the Subadviser to satisfy the foregoing obligation in connection with any services said affiliates or agents provide to the Subadviser or to a Fund under this Agreement. The Adviser has obtained all licenses and permissions necessary for the Subadviser to use any index data provided to the Subadviser by the Adviser or Adviser's agent under this Agreement and the Subadviser is not required to obtain any said licenses or permissions itself.

The Trust grants to the Subadviser a sub-license to use a Fund's name or the Funds' names (collectively, a "Fund Name"). The foregoing authorization by the Trust to the Subadviser to use a Fund Name is not exclusive of the right of the Adviser itself to use, or to authorize others to use, a Fund Name. The Subadviser shall use a Fund Name only in a manner consistent with uses approved by the Trust. The Subadviser hereby agrees to make all reasonable efforts to cause any affiliate or agent of the Subadviser to satisfy the foregoing obligation in connection with any services said affiliates or agents provide to the Subadviser or to a Fund under this Agreement.

(b)        The Name "Magnetar". The Subadviser grants to the Adviser and Trust a non-exclusive, non-sublicensable, non-transferable, limited sub-license to use the name "Magnetar" (the "Subadviser Name") solely in connection with the Funds. The foregoing authorization by the Subadviser to the Adviser to use the Subadviser Name is not exclusive of the right of the Subadviser itself to use, or to authorize others to use, the Subadviser Name; the Adviser acknowledges and agrees that, as between the Adviser and the Subadviser, the Subadviser has the right to use, or authorize others to use, the Subadviser Name. The Adviser shall use the Subadviser Name only in a manner consistent with uses approved by the Subadviser. Notwithstanding the foregoing, neither the Adviser nor any affiliate or agent of the Adviser shall make reference to or use the Subadviser Name or any of the Subadviser's respective affiliates or clients names without the prior approval of the Subadviser, which approval shall not be unreasonably withheld or delayed. The Adviser hereby agrees to make all reasonable efforts to cause the Trust and any affiliate or agent of the Adviser to satisfy the foregoing obligation. The sub-license granted herein in regard to a Fund shall automatically terminate in the event that the Subadviser no longer is a subadviser to the Fund. Adviser and Trust each agree not to challenge title or any rights in or to the Subadviser Name, and the value of goodwill associated with the Subabdviser Name and all rights therein belong to the Subadviser.

10.       Subadviser's Compensation.

The Adviser shall pay to the Subadviser, as compensation for the Subadviser's services hereunder, a fee, determined as described in Schedule A that is attached hereto and made a part hereof. Said fee shall be computed daily and paid not less than monthly in arrears by the Adviser. A Fund shall have no responsibility for any fee payable to the Subadviser.

The Subadviser shall be compensated based on the portion of Fund Assets allocated to the Subadviser by the Adviser. The method for determining net assets of a Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Fund's prospectus. In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in said month.

11.       Independent Contractor.

In the performance of the Subadviser's duties hereunder, the Subadviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent a Fund, the Trust, or the Adviser in any way or otherwise be deemed to be an agent of the Fund, the Trust, or the Adviser. If any occasion should arise in which the Subadviser gives any advice to the Subadviser's clients concerning the shares of a Fund, the Subadviser shall act solely as investment counsel for said clients and not in any way on behalf of the Fund.

12.       Assignment and Amendments.

This Agreement automatically shall terminate, without the payment of any penalty, either: (i) in the event of the Agreement's "assignment" (as that term is defined in Section 2(a)(4) of the 1940 Act); or (ii) in the event of the termination of the Management Agreement; provided, that said termination shall not relieve the Adviser or the Subadviser of any liability incurred hereunder.

This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

13.       Duration and Termination.

This Agreement shall become effective as of the date executed and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 13(c) hereof and unless terminated automatically as set forth in Section 12 hereof or until terminated as follows:

(a)       The Trust may cause this Agreement to terminate either (i) by vote of the Trust's Board or (ii) with respect to a Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or

(b)       The Adviser at any time may terminate this Agreement by not more than sixty (60) days' nor less than thirty (30) days' written notice delivered, emailed, or mailed by registered mail, postage prepaid, to the Subadviser and the Trust; or

(c)       The Subadviser at any time may terminate this Agreement by not more than sixty (60) days' nor less than thirty (30) days' written notice delivered, emailed, or mailed by registered mail, postage prepaid, to the Adviser and the Trust; or

(d)       This Agreement automatically shall terminate two (2) years from the date of the Agreement's execution unless the Agreement's renewal specifically is approved at least annually thereafter by: (i) a majority vote of the Trustees, including a majority vote of said Trustees who are not interested persons of the Trust, the Adviser, or the Subadviser, at a meeting called for the purpose of voting on said approval; or (ii) the vote of a majority of the outstanding voting securities of the Fund; provided, however, that, if the continuance of this Agreement is submitted to the shareholders of the Fund for the shareholders' approval and said shareholders fail to approve said continuance of this Agreement as provided herein, the Subadviser may continue to serve hereunder as to the Fund in a manner consistent with the 1940 Act and the rules and regulations thereunder; and

(e)        Termination of this Agreement pursuant to this Section shall be without payment of any penalty.

In the event of termination of this Agreement for any reason, the Subadviser, immediately upon notice of termination or on such later date as may be specified in said notice, shall cease all activity on behalf of a Fund and with respect to any of the Fund's Assets, except as expressly directed by the Adviser or as otherwise required by any fiduciary duties of the Subadviser under applicable law. In addition, the Subadviser shall deliver the Fund's Books and Records to the Adviser and the Trust by such means and in accordance with such schedule as the Adviser and the Trust, respectively, shall direct and otherwise shall cooperate, as reasonably directed by the Adviser and the Trust, in the transition of portfolio asset management to any successor of the Subadviser, including the Adviser.

14.       Certain Definitions.

For the purposes of this Agreement:

(a)       "Affirmative vote of a majority of the outstanding voting securities of the Fund" shall have the meaning as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

(b)       "Interested persons" and "Assignment" shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

15.       Standard of Care; Liability of the Subadviser.

(a)       The Subadviser shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of statements in a Fund's Disclosure Documents relating to the Subadviser and the Subadviser's affiliates, the Fund's investment strategies and related risks, and other information supplied by the Subadviser for inclusion therein. If, however, information provided by the Subadviser in a Fund's Disclosure Documents materially and incorrectly is modified in any way by any person other than the Subadviser, then the Subadviser shall not be responsible for said information.

(b)       The Subadviser shall be liable to a Fund for any loss (including transaction costs) incurred by the Fund as a result of any trade error or investment, in either case made by the Subadviser in contravention of: (i) any investment policy, guideline, or restriction set forth in the Registration Statement or as approved by the Board from time to time and provided to the Subadviser; or (ii) applicable law, including, but not limited to, the 1940 Act, to the extent specified in Section 1(b) above (the investments described in this subsection (b) collectively are referred to as "Improper Investments").

(c)       Except as expressly set forth in Section 14(b) of this Agreement, absent the Subadviser's breach of this Agreement or the willful misconduct, bad faith, gross negligence or reckless disregard of the obligations or duties hereunder on the part of the Subadviser, or its officers, directors, partners, agents, employees and controlling persons, the Subadviser shall not be liable for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any position.

(d)       The Adviser shall indemnify the Sub-Adviser, its affiliates, and each of their respective members, partners, officers, directors, employees, agents and shareholders, and each person, if any, who controls the Sub-Adviser within the meaning of Section 15 of the Securities Act (collectively, the "Sub-Adviser Indemnitees"), against, and hold them harmless from, any and all losses incurred by each of them in so far as such losses (or actions with respect thereto) arise out of or are based upon (i) any material misstatement or omission in the Fund's Registration Statement, any proxy statement, or any other communication to current or prospective investors in the Fund (other than a misstatement or omission directly from disclosure provided to the Adviser or the Fund by the Sub-Adviser for inclusion in such documents); (ii) any action or inaction by the Sub-Adviser that the Sub-Adviser has made or refrained from making, as applicable, in the course of, or connected with, rendering services hereunder and/or pursuant to and consistent with the Adviser's written instructions to the Sub-Adviser; (iii) the bad faith, willful misconduct or gross negligence of the Adviser in the performance of its duties under this Agreement or the reckless disregard of its obligations or duties hereunder;; or (iv) any material breach of this Agreement by the Adviser; provided, however, that nothing in this Agreement shall protect any Sub-Adviser Indemnitee against any liability to which such Sub-Adviser Indemnitee would otherwise be subject by reason of his, her or its willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

(e)       The Sub-Adviser shall indemnify and hold harmless the Adviser, and its respective trustees, members, managers, officers, employees, agents, shareholders, affiliates, and controlling persons (withing the meaning of Section 15 of the Securities Act) from and against any losses which the Adviser may sustain as a result of the Sub-Adviser's willful misconduct, bad faith, gross negligence, reckless disregard of its obligations and duties under this Agreement, or violation of applicable law.

16.       Confidentiality.

(a)       From time to time, a party may disclose, exchange, or make available, the party's "Confidential Information" (as that term is defined below) to the other parties. For purposes of this Agreement, "Confidential Information" shall mean any information, including portfolio information, data, or materials pertaining to a party's ("Discloser") or the party's affiliates' or subsidiaries' business, financial, or internal plans or affairs, regardless of form of communication (whether oral, in hard copy, electronic, or any other medium whatsoever), and whether furnished before, on, or after the date of this Agreement, that is not currently available to the general public, and for which the owning party derives actual or potential value from said unavailability.

(b)       Confidential Information shall NOT include: (a) any information that is or becomes generally available to the public through no breach of this Agreement by recipient ("Recipient"); (b) any information that is disclosed to Recipient on a non-confidential basis by a third party who, to Recipient's knowledge after due inquiry, has legitimate possession thereof and the unrestricted right to make this disclosure; and (c) any information developed by Recipient independently of, and without reference to, any Confidential Information disclosed by Discloser to Recipient.

(c)       Recipient acknowledges that any Confidential Information provided by Discloser shall be used by Recipient solely for purposes related to the Agreement, and, except as provided in a subsequent written agreement between the parties, the provision of Confidential Information shall not be construed as creating any express or implied license to develop or otherwise use the Confidential Information in any manner. Recipient agrees: (a) to take reasonable steps to safeguard the Confidential Information from theft, piracy, or unauthorized access, and to hold the Confidential Information in strict confidence and secrecy using at least the same level of care and protection against disclosure as Recipient uses in protecting Recipient's own confidential and proprietary information; (b) not to use the Confidential Information for any purpose other than those purposes related to this Agreement; (c) not to reveal or disclose the Confidential Information to any individual, firm, or entity without the prior written consent of Discloser, other than as set forth in (e) below; (d) to inform third-party recipients of the confidential nature of the Confidential Information; and (e) to disclose Confidential Information to Recipient's officers, directors, representatives, agents, or employees only on a "need-to-know" basis and to inform these individuals of their obligations under this Agreement, taking such steps as may be reasonable in the circumstances, or as may be reasonably requested by Discloser, to prevent any unauthorized disclosure, copying, or use of the Confidential Information. Notwithstanding the foregoing, any information regarding the securities and other investments that comprise the Assets shall not be identified separately as constituting the Assets nor be identified as being managed by the Subadviser unless require by law or regulation. Neither Discloser nor any of Discloser's officers, directors, employees, or controlling persons make any express or implied representation or warranty as to the completeness and accuracy of any Confidential Information, and Recipient agrees that none of these persons shall have any liability to Recipient or any of Recipient's representatives and agents relating to or arising from the use of any Confidential Information or for any errors therein or omissions therefrom.

(d)       Recipient acknowledges that any Confidential Information provided pursuant to this Agreement constitutes unique, valuable, and special business of Discloser. Recipient agrees that a violation of any material provision of this Agreement may cause Discloser irreparable injury for which Discloser would have no adequate remedy at law, and agrees that Discloser may be entitled to seek immediate injunctive relief prohibiting said violation, without bond, in addition to any other rights and remedies available to Discloser.

(e)       Neither party shall be liable for disclosure of Confidential Information made to any court of proper jurisdiction, regulatory, self-regulatory, governmental agency or examining authority having jurisdiction over either party and pursuant to subpoena, court order, or other legal process or as otherwise required by law or regulation. Recipient shall provide the Discloser with prompt written notice of said request or requirement for disclosure, unless prevented by applicable law or regulation. If requested, Recipient shall reasonably cooperate at Discloser's expense in defending against any said court or administrative order.

(f)       It is understood and agreed that regulators having jurisdiction over any of the parties shall have unrestricted access to all books, records, files, and other materials in a party's possession, including the Confidential Information, and disclosure of the Confidential Information to these persons solely for purposes of supervision or examination may occur without written notice to or authorization from the Discloser.

17.       Track Record.

The Subadviser may use performance data that the Subadviser generates managing the Assets for the Subadviser's track record. For avoidance of doubt, the Subadviser shall be entitled to retain and use records of each of the Subadviser's transactions and other records pertaining to the Assets and the Fund as are necessary to support any said uses of the investment performance and track record.

18.       Enforceability.

Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall be ineffective, as to said jurisdiction, to the extent of said invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

19.       Limitation of Liability.

Except as set forth in Section 15, the parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of a Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities.

20.        Change In the Subadviser's Ownership.

The Subadviser agrees that the Subadviser shall notify the Trust of any anticipated or otherwise reasonably foreseeable change in the ownership of the Subadviser that could: (i) materially impact the services provided by the Subadviser to a Fund, or (ii) that could result in a change of control under Section 15(a)(4) of the 1940 Act, within a reasonable time prior to said change being effected.

21.       Jurisdiction.

This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Delaware, and the Subadviser consents to the jurisdiction of courts, both state and federal, in Delaware, with respect to any dispute under this Agreement.

22.       Paragraph Headings.

The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement, and shall not affect this Agreement's construction.

23.       Counterparts.

This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

24.       Notices.

Except as otherwise specifically provided herein, all communications under this Agreement must be in writing and shall be deemed duly given and received when delivered personally, when sent by e-mail transmission (when actually received by the intended recipient), or three days after being deposited for next-day delivery with an internationally-recognized overnight international delivery service, properly addressed to the party to receive said notice at the party's address specified herein, or at any other address that any party may designate by notice to the others.

Subadviser:

Magnetar Asset Management LLC

1603 Orrington Ave, 13th Floor

Evanston, Illinois 60201

Attention: General Counsel

notices@Magnetar.com

With a copy to Karl Wachter (212)993-1648, Karl.Wachter@Magnetar.com

Adviser:

FS Fund Advisor, LLC

Attention: Legal

201 Rouse Boulevard

Philadelphia, Pennsylvania 19112

Lisa Detwiler (215) 220-6651; lisa.detwiler@fsinvestments.com, with a copy to:

Kristen Richards (913) 553-2250; kristen.richards@fsinvestments.com

Trust:

Michael G. Beattie, President

The Advisors' Inner Circle Fund III

One Freedom Valley Drive

Oaks, Pennsylvania 19456

(610) 676-1180

mbeattie@seic.com

To the extent that the Subadviser is required to deliver any reports or financial information related to the Assets and/or the services provided by the Subadviser hereunder, the Adviser and the Fund consent to electronic delivery of all said items. The Adviser and/or the Fund may revoke this consent at any time and request that all said items be sent in hard copy.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

FS FUND ADVISOR, LLC

By:	/s/ Stephen S. Sypherd
Name:	Stephen S. Sypherd
Title:	Managing Director & General Counsel

MAGNETAR ASSET MANAGEMENT LLC

By:	/s/ Karl Wachter
Name:	Karl Wachter
Title:	General Counsel

ACKNOWLEDGED & ACCEPTED BY:

THE ADVISORS’ INNER CIRCLE FUND III

By:	/s/ Michael G. Beattie
Name:	Michael G. Beattie
Title:	President

SCHEDULE A

to the

SUBADVISORY AGREEMENT

dated June 24, 2024, between

FS FUND ADVISOR, LLC

and

MAGNETAR ASSET MANAGEMENT LLC

[REDACTED]

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